UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2010

ALPHAMETRIX MANAGED FUTURES LLC
(ASPECT SERIES)
(Exact name of registrant as specified in its charter)

Delaware	000-52192	03-0607985
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o ALPHAMETRIX, LLC
181 West Madison
34th Floor
Chicago, Illinois 60602
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 267-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 16, 2010, AlphaMetrix LLC, the sponsor of the Registrant (the “Sponsor”), the Registrant, AlphaMetrix Aspect Fund — MT0001, through which the Registrant carries out its investment activities (the “Trading Fund”), Aspect Capital Limited, the trading advisor of the Registrant (the “Trading Advisor”), AlphaMetrix Managed Futures II LLC (Aspect CS Series) (“Aspect CS Series”), AlphaMetrix Managed Futures IV LLC (RPM Manager Select USD Series) (“RPM Series”) and AlphaMosaic (US) LLC — Cell No. 1 (“AlphaMosaic Series”) have entered into a Second Amended and Restated Advisory Agreement (the “Second Amended and Restated Advisory Agreement”).  The Amended and Restated Advisory Agreement dated as of, and has effect from, June 1, 2010.

The Advisory Agreement, previously filed with the Registrant’s Form 10/A on November 2, 2006, and amended and filed with the Registrant’s Form 8-K on November 11, 2008, was further amended to include the Registrant, Aspect CS Series, RPM Series, AlphaMosaic Series as parties to the agreement, to name Credit Suisse as the clearing broker for the Trading Fund, and to provide for increased leverage at the Trading Fund level (as described below).  The executed Amended and Restated Advisory Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Under the Second Amended and Restated Advisory Agreement, the Sponsor may request an increase or reduction in the trading level of the Trading Fund (the “Trading Level”).  The Trading Level generally reflects a “maximum funding factor” determined by the Sponsor and provided to the Trading Advisor each month.  The Trading Level will initially be approximately 2.5 times the sum of the Trading Fund’s gross asset value and the cash reserves of each of the Registrant, Aspect CS Series and AlphaMosaic Series (excluding cash held in the account maintained by any such Series for the purpose of reducing such series’ leverage to a level less than that of the Trading Fund), or such other amount as communicated by the Sponsor to the Trading Advisor, provided that such Trading Level shall not exceed 4 times such sum without the Trading Advisor’s consent.

The Second Amended and Restated Advisory Agreement will be effective until March 31, 2011 (unless sooner terminated) and will be renewed automatically for additional one-year terms unless terminated.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.

10.1                      Second Amended and Restated Advisory Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 13, 2010

ALPHAMETRIX MANAGED FUTURES LLC (ASPECT SERIES)

By:	ALPHAMETRIX, LLC, Manager

By:	/s/ Aleks Kins
Name: Aleks Kins
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Second Amended and Restated Advisory Agreement